UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 6, 2021
LEVEL ONE BANCORP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-38458

Michigan	71-1015624
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

32991 Hamilton Court	48334
Farmington Hills	(Zip code)
Michigan
(Address of principal executive offices)
(248) 737-0300
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LEVL	Nasdaq Global Select Market
Depositary Shares, each representing a 1/100th interest in a share of 7.50% Non-Cumulative Perpetual Preferred Stock, Series B	LEVLP	Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

    The 2021 annual meeting of shareholders (the “Annual Meeting”) of Level One Bancorp, Inc. (the "Company") was held on May 6, 2021. There were a total of 7,623,764 shares of common stock outstanding as of the record date for the Annual Meeting, of which 6,381,359 were present in person or by proxy at the meeting, representing 83.7% of the outstanding shares eligible to vote.

Proposal 1:

    A proposal to elect 11 nominees to serve as directors, each for a term expiring at the 2022 annual meeting of shareholders, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

Nominees	Number of Shares Voted For	Number of Shares Voted Withheld	Broker Non-Votes
Patrick J. Fehring	5,836,025	23,171	522,163
Barbara E. Allushuski	5,813,614	45,582	522,163
Victor L. Ansara	5,837,805	21,391	522,163
James L. Bellinson	5,812,817	46,379	522,163
Michael A. Brillati	5,847,333	11,863	522,163
Shukri W. David	5,793,042	66,154	522,163
Thomas A. Fabbri	5,731,935	127,261	522,163
Jacob W. Haas	5,838,206	20,990	522,163
Mark J. Herman	5,791,639	67,557	522,163
Steven H. Rivera	5,812,468	46,728	522,163
Stefan Wanczyk	5,784,440	74,756	522,163

Proposal 2:

    A proposal to ratify the appointment of Plante & Moran, PLLC as the Company's independent registered public accounting firm for the year ending December 31, 2021 was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

	Number of Shares Voted For	Number of Shares Voted Against	Abstentions	Broker Non-Votes
Ratification of Appointment of Plante & Moran, PLLC	6,307,581	66,238	7,540	—

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2021
LEVEL ONE BANCORP, INC.

	By:	/s/ David C. Walker
	Name:	David C. Walker
	Title:	Executive Vice President and Chief Financial Officer